Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk	12 Months Ended
Dec. 31, 2010
Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk [Abstract]
Financial Instruments Derivatives Guarantees and Concentration of Credit Risk
Note 15. Financial Instruments, Derivatives, Guarantees and Concentration of Credit Risk
Financial Instruments
Fair-value methods
     We use the following methods and assumptions in estimating our fair-value disclosures for financial instruments:
     Cash and cash equivalents and restricted cash: The carrying amounts reported in the Consolidated Balance Sheet approximate fair value due to the short-term maturity of these instruments. Current and noncurrent restricted cash is included in other current assets and deferred charges and other assets and deferred charges, respectively, in the Consolidated Balance Sheet.
     ARO Trust Investments: Transco deposits a portion of its collected rates, pursuant to its 2008 rate case settlement, into an external trust specifically designated to fund future asset retirement obligations (ARO Trust). The ARO Trust invests in a portfolio of mutual funds that are reported at fair value in other assets and deferred charges in the Consolidated Balance Sheet and are classified as available-for-sale. However, both realized and unrealized gains and losses are ultimately recorded as regulatory assets or liabilities.
     Long-term debt: The fair value of our publicly traded long-term debt is determined using indicative year-end traded bond market prices. Private debt is valued based on market rates and the prices of similar securities with similar terms and credit ratings. At December 31, 2010 and 2009, approximately 100 percent and 97 percent, respectively, of our long-term debt was publicly traded. (See Note 11.)
     Guarantees: The guarantees represented in the following table consist of a guarantee we have provided in the event of nonpayment by our previously owned communications subsidiary, Williams Communications Group (WilTel), on a certain lease performance obligation. To estimate the fair value of the guarantee, the estimated default rate is determined by obtaining the average cumulative issuer-weighted corporate default rate for each guarantee based on the credit rating of WilTel’s current owner and the term of the underlying obligation. The default rates are published by Moody’s Investors Service. Guarantees, if recognized, are included in accrued liabilities in the Consolidated Balance Sheet.
     Other: Includes current and noncurrent notes receivable, margin deposits, customer margin deposits payable, and cost-based investments.
     Energy derivatives: Energy derivatives include futures, forwards, swaps, and options. These are carried at fair value in the Consolidated Balance Sheet. See Note 14 for discussion of valuation of our energy derivatives.
     Carrying amounts and fair values of our financial instruments

	December 31,
	2010			2009
	Carrying			Carrying
Asset (Liability)	Amount	Fair Value		Amount	Fair Value
	(Millions)
Cash and cash equivalents	$795	$795		$1,867	$1,867
Restricted cash (current and noncurrent)	$28	$28		$28	$28
ARO Trust Investments	$40	$40		$22	$22
Long-term debt, including current portion(a)	$(9,104)	$(9,990)		$(8,273)	$(9,142)
Guarantees	$(35)	$(34)		$(36)	$(33)
Other	$(23)	$(25	)(b)	$(23)	$(25	)(b)
Net energy derivatives:
Energy commodity cash flow hedges	$266	$266		$178	$178
Other energy derivatives	$18	$18		$(90)	$(90)

(a)	Excludes capital leases. (See Note 11.)

(b)	Excludes certain cost-based investments in companies that are not publicly traded and therefore it is not practicable to estimate fair value. The carrying value of these investments was $2 million at December 31, 2010 and December 31, 2009.
Energy Commodity Derivatives
Risk management activities
     We are exposed to market risk from changes in energy commodity prices within our operations. We manage this risk on an enterprise basis and may utilize derivatives to manage our exposure to the variability in expected future cash flows from forecasted purchases and sales of natural gas and NGLs attributable to commodity price risk. Certain of these derivatives utilized for risk management purposes have been designated as cash flow hedges, while other derivatives have not been designated as cash flow hedges or do not qualify for hedge accounting despite hedging our future cash flows on an economic basis.
     We produce, buy, and sell natural gas at different locations throughout the United States. We also enter into forward contracts to buy and sell natural gas to maximize the economic value of transportation agreements and storage capacity agreements. To reduce exposure to a decrease in revenues or margins from fluctuations in natural gas market prices, we enter into natural gas futures contracts, swap agreements, and financial option contracts to mitigate the price risk on forecasted sales of natural gas. We have also entered into basis swap agreements to reduce the locational price risk associated with our producing basins. These cash flow hedges are expected to be highly effective in offsetting cash flows attributable to the hedged risk during the term of the hedge. However, ineffectiveness may be recognized primarily as a result of locational differences between the hedging derivative and the hedged item. Our financial option contracts are either purchased options or a combination of options that comprise a net purchased option or a zero-cost collar. Our designation of the hedging relationship and method of assessing effectiveness for these option contracts are generally such that the hedging relationship is considered perfectly effective and no ineffectiveness is recognized in earnings. Hedges for storage contracts have not been designated as cash flow hedges, despite economically hedging the expected cash flows generated by those agreements.
     We produce and sell NGLs and olefins at different locations throughout North America. We also buy natural gas to satisfy the required fuel and shrink needed to generate NGLs and olefins. To reduce exposure to a decrease in revenues from fluctuations in NGL market prices or increases in costs and operating expenses from fluctuations in natural gas and NGL market prices, we may enter into NGL or natural gas swap agreements, financial forward contracts, and financial option contracts to mitigate the price risk on forecasted sales of NGLs and purchases of natural gas and NGLs. These cash flow hedges are expected to be highly effective in offsetting cash flows attributable to the hedged risk during the term of the hedge. However, ineffectiveness may be recognized primarily as a result of locational differences between the hedging derivative and the hedged item.
Other activities
     We also enter into energy commodity derivatives for other than risk management purposes, including managing certain remaining legacy natural gas contracts and positions from our former power business and providing services to third parties. These legacy natural gas contracts include substantially offsetting positions and have an insignificant net impact on earnings.
Volumes
     Our energy commodity derivatives are comprised of both contracts to purchase the commodity (long positions) and contracts to sell the commodity (short positions). Derivative transactions are categorized into four types:
•	Central hub risk: Includes physical and financial derivative exposures to Henry Hub for natural gas, West Texas Intermediate for crude oil, and Mont Belvieu for NGLs;

•	Basis risk: Includes physical and financial derivative exposures to the difference in value between the central hub and another specific delivery point;

•	Index risk: Includes physical derivative exposure at an unknown future price;

•	Options: Includes all fixed price options or combination of options (collars) that set a floor and/or ceiling for the transaction price of a commodity.
Fixed price swaps at locations other than the central hub are classified as both central hub risk and basis risk instruments to represent their exposure to overall market conditions (central hub risk) and specific location risk (basis risk).
     The following table depicts the notional quantities of the net long (short) positions in our commodity derivatives portfolio as of December 31, 2010. Natural gas is presented in millions of British Thermal Units (MMBtu), and NGLs are presented in gallons. The volumes for options represent at location zero-cost collars and present one side of the short position. The net index position for Exploration & Production includes certain positions on behalf of other segments.

		Unit of	Central Hub	Basis	Index
Derivative Notional Volumes		Measure	Risk	Risk	Risk	Options
Designated as Hedging Instruments
Exploration & Production	Risk Management	MMBtu	(200,100,000)	(200,100,000)		(100,375,000)

Not Designated as Hedging Instruments
Exploration & Production	Risk Management	MMBtu	(9,077,499)	(20,195,000)	16,586,059
Williams Partners	Risk Management	Gallons	(3,990,000)
Exploration & Production	Other	MMBtu	150,400	(14,766,500)
Fair values and gains (losses)
     The following table presents the fair value of energy commodity derivatives. Our derivatives are presented as separate line items in our Consolidated Balance Sheet as current and noncurrent derivative assets and liabilities. Derivatives are classified as current or noncurrent based on the contractual timing of expected future net cash flows of individual contracts. The expected future net cash flows for derivatives classified as current are expected to occur within the next 12 months. The fair value amounts are presented on a gross basis and do not reflect the netting of asset and liability positions permitted under the terms of our master netting arrangements. Further, the amounts below do not include cash held on deposit in margin accounts that we have received or remitted to collateralize certain derivative positions.

	December 31,
	2010		2009
	Assets	Liabilities	Assets	Liabilities
	(Millions)
Designated as hedging instruments	$288	$22	$352	$174
Not designated as hedging instruments:
Legacy natural gas contracts from former power business	186	187	505	526
All other	99	80	237	306

Total derivatives not designated as hedging instruments	285	267	742	832

Total derivatives	$573	$289	$1,094	$1,006

     The following table presents pre-tax gains and losses for our energy commodity derivatives designated as cash flow hedges, as recognized in AOCI, revenues or costs and operating expenses.

	Years Ended
	December 31,
	2010	2009	Classification
	(Millions)
Net gain recognized in other comprehensive income (loss) (effective portion)	$495	$262	AOCI
Net gain reclassified from accumulated other comprehensive income (loss) into income (effective portion)	$342	$618	Revenues or Costs and Operating Expenses
Gain recognized in income (ineffective portion)	$9	$4	Revenues or Costs and Operating Expenses
     There were no gains or losses recognized in income as a result of excluding amounts from the assessment of hedge effectiveness or as a result of reclassifications to earnings following the discontinuance of any cash flow hedges.
     The following table presents pre-tax gains and losses for our energy commodity derivatives not designated as hedging instruments.

	Years Ended
	December 31,
	2010	2009
	(Millions)
Revenues	$46	$37
Costs and operating expenses	28	33

Net gain	$18	$4

     The cash flow impact of our derivative activities is presented in the Consolidated Statement of Cash Flows as changes in current and noncurrent derivative assets and liabilities.
Credit-risk-related features
     Certain of our derivative contracts contain credit-risk-related provisions that would require us, in certain circumstances, to post additional collateral in support of our net derivative liability positions. These credit-risk-related provisions require us to post collateral in the form of cash or letters of credit when our net liability positions exceed an established credit threshold. The credit thresholds are typically based on our senior unsecured debt ratings from Standard and Poor’s and/or Moody’s Investors Service. Under these contracts, a credit ratings decline would lower our credit thresholds, thus requiring us to post additional collateral. We also have contracts that contain adequate assurance provisions giving the counterparty the right to request collateral in an amount that corresponds to the outstanding net liability. Additionally, Exploration & Production has an unsecured credit agreement with certain banks related to hedging activities. We are not required to provide collateral support for net derivative liability positions under the credit agreement as long as the value of Exploration & Production’s domestic natural gas reserves, as determined under the provisions of the agreement, exceeds by a specified amount certain of its obligations including any outstanding debt and the aggregate out-of-the-money position on hedges entered into under the credit agreement.
     As of December 31, 2010, we have collateral totaling $8 million, all of which is in the form of letters of credit, posted to derivative counterparties to support the aggregate fair value of our net derivative liability position (reflecting master netting arrangements in place with certain counterparties) of $36 million, which includes a reduction of less than $1 million to our liability balance for our own nonperformance risk. At December 31, 2009, we had collateral totaling $96 million posted to derivative counterparties, all of which was in the form of letters of credit, to support the aggregate fair value of our net derivative liability position (reflecting master netting arrangements in place with certain counterparties) of $167 million, which included a reduction of $3 million to our liability balance for our own nonperformance risk. The additional collateral that we would have been required to post, assuming our credit thresholds were eliminated and a call for adequate assurance under the credit risk provisions in our derivative contracts was triggered, was $29 million and $74 million at December 31, 2010 and December 31, 2009, respectively.
Cash flow hedges
     Changes in the fair value of our cash flow hedges, to the extent effective, are deferred in AOCI and reclassified into earnings in the same period or periods in which the hedged forecasted purchases or sales affect earnings, or when it is probable that the hedged forecasted transaction will not occur by the end of the originally specified time period. As of December 31, 2010, we have hedged portions of future cash flows associated with anticipated energy commodity purchases and sales for up to two years. Based on recorded values at December 31, 2010, $148 million of net gains (net of income tax provision of $88 million) will be reclassified into earnings within the next year. These recorded values are based on market prices of the commodities as of December 31, 2010. Due to the volatile nature of commodity prices and changes in the creditworthiness of counterparties, actual gains or losses realized within the next year will likely differ from these values. These gains or losses are expected to substantially offset net losses or gains that will be realized in earnings from previous unfavorable or favorable market movements associated with underlying hedged transactions.
Guarantees
     In addition to the guarantees and payment obligations discussed in Note 16, we have issued guarantees and other similar arrangements as discussed below.
     We are required by our revolving credit agreements to indemnify lenders for any taxes required to be withheld from payments due to the lenders and for any tax payments made by the lenders. The maximum potential amount of future payments under these indemnifications is based on the related borrowings and such future payments cannot currently be determined. These indemnifications generally continue indefinitely unless limited by the underlying tax regulations and have no carrying value. We have never been called upon to perform under these indemnifications and have no current expectation of a future claim.
     We have provided a guarantee in the event of nonpayment by our previously owned communications subsidiary, WilTel, on a certain lease performance obligation that extends through 2042. The maximum potential exposure is approximately $39 million at December 31, 2010 and $40 million at December 31, 2009. Our exposure declines systematically throughout the remaining term of WilTel’s obligation. The carrying value of the guarantee included in accrued liabilities on the Consolidated Balance Sheet is $35 million at December 31, 2010 and $36 million at December 31, 2009.
     At December 31, 2010, we do not expect these guarantees to have a material impact on our future liquidity or financial position. However, if we are required to perform on these guarantees in the future, it may have a material adverse effect on our results of operations.
Concentration of Credit Risk
Cash equivalents
     Our cash equivalents are primarily invested in funds with high-quality, short-term securities and instruments that are issued or guaranteed by the U.S. government.
Accounts and notes receivable
     The following table summarizes concentration of receivables, net of allowances, by product or service:

	December 31,
	2010	2009
	(Millions)
Receivables by product or service:
Sale of natural gas and related products and services	$635	$599
Transportation of natural gas and related products	149	160
Joint interest	71	56
Other	4	1

Total	$859	$816

     Natural gas customers include pipelines, distribution companies, producers, gas marketers and industrial users primarily located in the eastern and northwestern United States, Rocky Mountains, Gulf Coast, and Canada. As a general policy, collateral is not required for receivables, but customers’ financial condition and credit worthiness are evaluated regularly.
Derivative assets and liabilities
     We have a risk of loss from counterparties not performing pursuant to the terms of their contractual obligations. Counterparty performance can be influenced by changes in the economy and regulatory issues, among other factors. Risk of loss is impacted by several factors, including credit considerations and the regulatory environment in which a counterparty transacts. We attempt to minimize credit-risk exposure to derivative counterparties and brokers through formal credit policies, consideration of credit ratings from public ratings agencies, monitoring procedures, master netting agreements and collateral support under certain circumstances. Collateral support could include letters of credit, payment under margin agreements, and guarantees of payment by credit worthy parties. The gross credit exposure from our derivative contracts as of December 31, 2010, is summarized as follows:

	Investment
Counterparty Type	Grade(a)	Total
	(Millions)
Gas and electric utilities	$7	$8
Energy marketers and traders	—	133
Financial institutions	432	432

	$439	573

Credit reserves		—

Gross credit exposure from derivatives		$573

     We assess our credit exposure on a net basis to reflect master netting agreements in place with certain counterparties. We offset our credit exposure to each counterparty with amounts we owe the counterparty under derivative contracts. The net credit exposure from our derivatives as of December 31, 2010, excluding collateral support discussed below, is summarized as follows:

	Investment
Counterparty Type	Grade(a)	Total
	(Millions)
Gas and electric utilities	$3	$3
Financial institutions	317	317

	$320	320

Credit reserves		—

Net credit exposure from derivatives		$320

(a)	We determine investment grade primarily using publicly available credit ratings. We include counterparties with a minimum Standard & Poor’s rating of BBB- or Moody’s Investors Service rating of Baa3 in investment grade.
     Our nine largest net counterparty positions represent approximately 99 percent of our net credit exposure from derivatives and are all with investment grade counterparties. Included within this group are eight counterparty positions, representing 81 percent of our net credit exposure from derivatives, associated with Exploration &
Production’s hedging facility. Under certain conditions, the terms of this credit agreement may require the participating financial institutions to deliver collateral support to a designated collateral agent (which is another participating financial institution in the agreement). The level of collateral support required is dependent on whether the net position of the counterparty financial institution exceeds specified thresholds. The thresholds may be subject to prescribed reductions based on changes in the credit rating of the counterparty financial institution.
     At December 31, 2010, the designated collateral agent holds $19 million of collateral support on our behalf under Exploration & Production’s hedging facility. In addition, we hold collateral support, which may include cash or letters of credit, of $15 million related to our other derivative positions.
Revenues
     In 2010 we had one customer in our Williams Partners segment that accounted for 10 percent of our consolidated revenues. In 2009, and 2008, there were no customers for which our sales exceeded 10 percent of our consolidated revenues.